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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report - January 26, 2006

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-15536                 23-2428543
(State or other jurisdiction    (Commission File Number)   (IRS Employer Number)
      of incorporation)

        105 Leader Heights Road
              P.O. Box 2887
           York, Pennsylvania                                    17405-2887
(Address of principal executive offices)                         (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities Act (17 CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Page 1 of 15 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 3


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Codorus Valley Bancorp, Inc., PeoplesBank, A Codorus Valley Company and
     Hershey Trust Company entered into the Codorus Valley Bancorp, Inc. Change in Control and Supplemental Benefit Trust Agreement dated January 25, 2006.
     A copy of the Codorus Valley Bancorp, Inc. Change in Control and
     Supplemental Benefit Trust Agreement is attached to this filing as Exhibit
     10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

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
          No.    Description
          ----   -----------
          10.1   Codorus Valley Bancorp, Inc. Change in Control and Supplemental
                 Benefit Trust Agreement between Codorus Valley Bancorp, Inc.,
                 PeoplesBank, A Codorus Valley Company and Hershey Trust
                 Company, dated January 25, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: January 26, 2006                  /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

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
                                                                   Page Number
                                                                   In Manually
Exhibit                                                          Signed Original
-------                                                          ---------------
10.1      Codorus Valley Bancorp, Inc. Change in Control and            4
          Supplemental Benefit Trust Agreement between Codorus
          Valley Bancorp, Inc., PeoplesBank, A Codorus Valley
          Company and Hershey Trust Company, dated
          January 25, 2006.


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